As filed with the Securities and Exchange Commission on August 15, 2005

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AVIALL, INC.

(Exact name of registrant as specified in its charter)

Delaware	65-0433083
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2750 Regent Boulevard DFW Airport, Texas	75261
(Address of Principal Executive Offices)	(Zip Code)

Aviall, Inc. 1998 Stock Incentive Plan

Aviall, Inc. Amended And Restated 1998 Directors Stock Plan

(Full title of the plans)

Jeffrey J. Murphy, Esq.

Senior Vice President, Law & Human Resources,

Secretary and General Counsel of Aviall, Inc.

2750 Regent Boulevard

DFW Airport, Texas 75261

(Name and address of agent for service)

(972) 586-1000

(Telephone number, including area code, of agent for service)

with copies of communications to:

Janice V. Sharry, Esq.

Garrett A. Devries, Esq.

Haynes And Boone, LLP

901 Main Street, Suite 3100

Dallas, Texas 75202

(214) 651-5000

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1) (2)	Proposed Maximum Offering Price Per Share (3)	Proposed Maximum Aggregate Offering Price (3)	Amount of Registration Fee
Common Stock, par value $0.01 per share	1,500,000	$34.97	$52,455,000	$6,174

(1)	Plus such indeterminate number of shares of Common Stock as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions in accordance with Rule 416 under the Securities Act of 1933, as amended.
(2)	Includes 1,350,000 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. 1998 Stock Incentive Plan, as amended to date, and 150,000 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, as amended to date.
(3)	The proposed maximum offering price per share and the proposed maximum aggregate offering price have been estimated solely for the purpose of calculating the registration fee pursuant to paragraphs (c) and (h)(1) of Rule 457 promulgated under the Securities Act of 1933, as amended, and are based upon the average of the high and low sales prices of the Common Stock as reported on the New York Stock Exchange on August 11, 2005.

STATEMENT UNDER GENERAL INSTRUCTION E TO FORM S-8

Aviall, Inc. (the “Company”) previously filed (i) a Registration Statement on Form S-8 (Registration No. 333-62633) with the Securities and Exchange Commission (the “Commission”) on September 1, 1998 to register 940,000 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. 1998 Stock Incentive Plan (the “1998 Stock Incentive Plan”) and (ii) a Registration Statement on Form S-8 (Registration No. 33-72602) with the Commission on December 7, 1993 to register 12,500 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. Directors Stock Plan (the “Directors Plan”). Upon approval by the stockholders of the Company at the Company’s 1998 Annual Meeting of Stockholders, the Directors Plan was amended and restated as the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan (the “1998 Directors Stock Plan”). The Company also previously filed a Registration Statement on Form S-8 (Registration No. 333-91792) on July 2, 2002 to register 2,350,000 shares of Common Stock authorized for issuance pursuant to the 1998 Stock Incentive Plan and 235,000 shares of Common Stock authorized for issuance pursuant to the 1998 Directors Stock Plan.

The Company is filing this Registration Statement on Form S-8 with the Commission pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended, to register (i) an additional 1,350,000 shares of Common Stock authorized for issuance pursuant to the 1998 Stock Incentive Plan, as amended to date, and (ii) an additional 150,000 shares of Common Stock authorized for issuance pursuant to the 1998 Directors Stock Plan, as amended to date. Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of (i) the Company’s Registration Statement on Form S-8 (Registration No. 333-62633) relating to the registration of 940,000 shares of Common Stock authorized for issuance pursuant to the 1998 Stock Incentive Plan, (ii) the Company’s Registration Statement on Form S-8 (Registration No. 33-72602) relating to the registration of 12,500 shares of Common Stock authorized for issuance pursuant to the Directors Plan and (iii) the Company’s Registration Statement on Form S-8 (Registration No. 33-91792) relating to the registration of (A) 2,350,000 shares of Common Stock authorized for issuance pursuant to the 1998 Stock Incentive Plan and (B) 235,000 shares of Common Stock authorized for issuance pursuant to the 1998 Directors Stock Plan.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation Of Documents By Reference.

The Company hereby incorporates by reference the following documents filed with the Commission:

(a) the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Commission on March 16, 2005;

(b) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, filed with the Commission on May 2, 2005;

(c) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005, filed with the Commission on July 29, 2005;

(d) the Company’s Current Report on Form 8-K dated June 9, 2005, filed with the Commission on June 14, 2005;

(e) the description of the Company’s capital stock appearing under the heading “Description of Capital Stock” contained in the Company’s Registration Statement on Form 10 (Commission File No.: 1-12380), filed with the Commission on September 24, 1993 and amended on November 4, 1993, November 19, 1993, November 30, 1993, December 22, 1993, May 30, 2002, January 8, 2004 and October 4, 2004; and

(f) all documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date such documents are filed.

Any statement contained herein or in any document incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

Item 8. Exhibits

Exhibit No.	Description
4.1	Restated Certificate of Incorporation of Aviall, Inc. (Exhibit 3.1 to Aviall, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and incorporated herein by reference)

4.2	Amended and Restated By-Laws of Aviall, Inc. (Exhibit 3.1 to Aviall, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 and incorporated herein by reference)

4.3	Form of Common Stock Certificate of Aviall, Inc. (Exhibit 4 to Aviall, Inc.’s Registration Statement on Form 10, as amended (Commission File No. 1-12380), and incorporated herein by reference)

4.4	Aviall, Inc. 1998 Stock Incentive Plan (Exhibit 10.2 to Aviall, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and incorporated herein by reference).

4.5	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan (Exhibit 10.4 to Aviall, Inc.’s March 31, 1999 Form 10-Q and incorporated herein by reference)

4.6	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 28, 2000 (Exhibit 10.5 to Aviall, Inc.’s 2001 Form 10-K and incorporated herein by reference)

4.7	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 7, 2001 (Exhibit 10.6 to Aviall, Inc.’s 2001 Form 10-K and incorporated herein by reference)

4.8	Amendment Number One to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of December 21, 2001 (Exhibit 10.7 to Aviall, Inc.’s 2001 Form 10-K and incorporated herein by reference)

4.9	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 14, 2002 (Exhibit 10.2 to Aviall Inc.’s March 31, 2003 Form 10-Q and incorporated herein by reference)

4.10	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 18, 2004 (Exhibit 10.2 to Aviall Inc.’s June 30, 2004 Form 10-Q and incorporated herein by reference)

4.11	Aviall, Inc. Amended and Restated 1998 Directors Stock Plan (Exhibit 10.3 to Aviall, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference)

4.12	Amendment Number One to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 14, 2002 (Exhibit 10.3 to Aviall, Inc.’s June 30, 2003 Form 10-Q and incorporated herein by reference)

4.13	Amendment Number Two to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 26, 2003 (Exhibit 10.3 to Aviall, Inc.’s June 30, 2003 Form 10-Q and incorporated herein by reference)

4.14	Amendment Number Three to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 18, 2004 (Exhibit 10.1 to Aviall, Inc.’s June 30, 2004 Form 10-Q and incorporated herein by reference)

4.15	Amendment Number Four to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 14, 2005 (Exhibit 10.1 to Aviall, Inc.’s June 30, 2005 Form 10-Q and incorporated herein by reference)

5.1*	Legal Opinion of Jeffrey J. Murphy, Senior Vice President, Law and Human Resources, Secretary and General Counsel

23.1*	Consent of PricewaterhouseCoopers LLP, independent registered accounting firm

23.2*	Consent of Jeffrey J. Murphy (included in the legal opinion filed as Exhibit 5.1)

24.1*	Power of Attorney of the Directors of Aviall, Inc. (incorporated in the signature page of this Registration Statement)

*	Each document marked with an asterisk is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of DFW Airport, State of Texas, on the 15th day of August, 2005.

AVIALL, INC.

By:	/s/ Jeffrey J. Murphy
Jeffrey J. Murphy Senior Vice President, Law & Human Resources, Secretary and General Counsel

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of Aviall, Inc., a Delaware Corporation, do hereby constitute and appoint Jeffrey J. Murphy, Jacqueline K. Collier, and Colin M. Cohen, and each of them, their true and lawful attorneys-in-fact and agents or attorney-in-fact and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this registration statement. Without limiting the generality of the foregoing power and authority, the powers granted include the full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this registration statement, to any and all amendments (including any post-effective amendments) and supplements thereto, and to any and all instruments or documents filed as part of or in connection with such registration statement, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. The Power of Attorney may be signed in several counterparts.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of August, 2005.

Signature	Title
/s/ Paul E. Fulchino Paul E. Fulchino	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Colin M. Cohen Colin M. Cohen	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Jacqueline K. Collier Jacqueline K. Collier	Vice President and Controller (Principal Accounting Officer)

/s/ Peter J. Clare Peter J. Clare	Director

/s/ Chris A. Davis Chris A. Davis	Director

/s/ Alberto F. Fernandez Alberto F. Fernandez	Director

/s/ Allan M. Holt Allan M. Holt	Director

/s/ Donald R. Muzyka Donald R. Muzyka	Director

/s/ Richard J. Schnieders Richard J. Schnieders	Director

/s/ Jonathan M. Schofield Jonathan M. Schofield	Director

/s/ Arthur E. Wegner Arthur E. Wegner	Director

/s/ Bruce N. Whitman Bruce N. Whitman	Director

EXHIBIT INDEX

Exhibit No.	Description
4.1	Restated Certificate of Incorporation of Aviall, Inc. (Exhibit 3.1 to Aviall, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and incorporated herein by reference)

4.2	Amended and Restated By-Laws of Aviall, Inc. (Exhibit 3.1 to Aviall, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 and incorporated herein by reference)

4.3	Form of Common Stock Certificate of Aviall, Inc. (Exhibit 4 to Aviall, Inc.’s Registration Statement on Form 10, as amended (Commission File No. 1-12380), and incorporated herein by reference)

4.4	Aviall, Inc. 1998 Stock Incentive Plan (Exhibit 10.2 to Aviall, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and incorporated herein by reference).

4.5	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan (Exhibit 10.4 to Aviall, Inc.’s March 31, 1999 Form 10-Q and incorporated herein by reference)

4.6	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 28, 2000 (Exhibit 10.5 to Aviall, Inc.’s 2001 Form 10-K and incorporated herein by reference)

4.7	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 7, 2001 (Exhibit 10.6 to Aviall, Inc.’s 2001 Form 10-K and incorporated herein by reference)

4.8	Amendment Number One to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of December 21, 2001 (Exhibit 10.7 to Aviall, Inc.’s 2001 Form 10-K and incorporated herein by reference)

4.9	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 14, 2002 (Exhibit 10.2 to Aviall Inc.’s March 31, 2003 Form 10-Q and incorporated herein by reference)

4.10	Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 18, 2004 (Exhibit 10.2 to Aviall Inc.’s June 30, 2004 Form 10-Q and incorporated herein by reference)

4.11	Aviall, Inc. Amended and Restated 1998 Directors Stock Plan (Exhibit 10.3 to Aviall, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference)

4.12	Amendment Number One to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 14, 2002 (Exhibit 10.3 to Aviall, Inc.’s June 30, 2003 Form 10-Q and incorporated herein by reference)

4.13	Amendment Number Two to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 26, 2003 (Exhibit 10.3 to Aviall, Inc.’s June 30, 2003 Form 10-Q and incorporated herein by reference)

4.14	Amendment Number Three to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 18, 2004 (Exhibit 10.1 to Aviall, Inc.’s June 30, 2004 Form 10-Q and incorporated herein by reference)

4.15	Amendment Number Four to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, dated as of June 14, 2005 (Exhibit 10.1 to Aviall, Inc.’s June 30, 2005 Form 10-Q and incorporated herein by reference)

5.1*	Legal Opinion of Jeffrey J. Murphy, Senior Vice President, Law and Human Resources, Secretary and General Counsel

23.1*	Consent of PricewaterhouseCoopers LLP, independent registered accounting firm

23.2*	Consent of Jeffrey J. Murphy (included in the legal opinion filed as Exhibit 5.1)

24.1*	Power of Attorney of the Directors of Aviall, Inc. (incorporated in the signature page of this Registration Statement)

*	Each document marked with an asterisk is filed herewith.